SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 30, 2003

Date of Report
(Date of earliest event reported)

Commission File Number 0-49813

Mariner Health Care, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	74-2012902
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

One Ravinia Drive, Suite 1500 Atlanta, Georgia (Address of Principal Executive Offices)	30346 (Zip Code)

Registrant’s Telephone Number, Including Area Code:

(678) 443-7000

Item 5.     Other Events.

      On December 2, 2003, Mariner Health Care, Inc. (“Mariner”) issued a press release announcing the divestiture of seven facilities in Florida and three in Louisiana. Mariner also issued a press release on December 2, 2003 announcing a proposed private placement of $175 million of senior subordinated notes as a part of Mariner’s refinancing of existing indebtedness. These press releases are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 7.     Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated December 2, 2003 relating to divestitures.
99.2	Press Release dated December 2, 2003 relating to financing.

Item 9.     Regulation FD Disclosure

      Set forth in this Item 9 is certain historical and pro forma financial information and operating data. The information below is furnished pursuant to this Item 9 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933. This report will not be deemed an admission as to the materiality of any information contained herein pursuant to Regulation FD.

      The financial and operating data presented below should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our consolidated financial statements included in our most recent Form 10-K and Form 10-Q filings.

      Upon our emergence from bankruptcy, we reflected the terms of the joint plan in our consolidated financial statements by adopting the principles of fresh start reporting in accordance with AICPA Statement of Position 90-7 Financial Reporting by Entities in Reorganization Under the Bankruptcy Code, or SOP 90-7, also referred to as fresh start reporting. For accounting purposes, the adjustments for fresh start reporting have been recorded as of May 1, 2002, the effective date of our joint plan for financial reporting purposes. Under fresh start reporting, a new entity is deemed to be created for financial reporting purposes, and the recorded amounts of assets and liabilities are adjusted to reflect their estimated fair values. Any financial information labelled “Predecessor Company” refers to periods prior to the adoption of fresh start reporting, while those labelled “Reorganized Company” refers to periods following May 1, 2002. Since fresh start reporting materially changed the amounts recorded in our consolidated financial statements, a black line separates the financial data pertaining to periods after our adoption of fresh start reporting from the financial data pertaining to periods prior to our adoption of fresh start reporting to signify the difference in the basis of preparation of financial information for each respective entity.

      As a result of our adoption of fresh start reporting, the book value of our fixed assets and amortization schedules have changed. In adopting the requirements of fresh start reporting as of May 1, 2002, the provisions of the joint plan were implemented, assets and liabilities were adjusted to their estimated fair values, and the accumulated deficit for our subsidiaries that were part of the chapter 11 cases was eliminated. Because of our adoption of fresh start reporting, you will not be able to compare certain financial information reflecting our results of operations and financial condition to those for periods prior to our adoption of fresh start reporting.

	Predecessor Company			Reorganized Company

	Twelve Months	Three Months	Four Months	Eight Months	Nine Months
	Ended	Ended	Ended	Ended	Ended
	September 30,	December 31,	April 30,	December 31,	September 30,
	2001	2001	2002	2002	2003

	(Dollars in thousands except operating data)
Summary Historical Financial Data
Adjusted EBITDA(1)	$123,360	$33,807	$47,285	$78,618	$48,267
Facility rental expense	59,810	11,264	13,410	26,277	27,869
Other rental expense	2,972	816	2,214	3,388	7,813
Maintenance capital expenditures	26,776	6,003	19,023	28,307	24,505
Other capital expenditures	5,126	226	8,530	5,258	27,906
Historical Operating Data(2)
Facilities at end of period	326	317	307	293	292
Average licensed beds available	38,534	37,850	36,239	35,031	34,938
Average occupancy percentage	86.8%	86.2%	86.2%	86.1%	86.0%
Average daily census
Medicare	3,687	3,669	4,059	3,878	4,145
Medicaid	22,685	22,270	20,900	20,331	20,136
Private/other	7,072	6,695	6,286	5,939	5,766
Average rate per day
Medicare(3)	$312.78	$319.39	$317.73	$307.35	$298.49
Medicaid	103.51	108.08	110.47	111.42	114.26
Private/other	134.22	138.06	138.95	140.47	147.21

(1)	We define Adjusted EBITDA as net income (loss) less gain on sale of discontinued pharmacy operations, net of taxes, plus provision (benefit) for income taxes, net interest expense, reorganization items, loss on settlement with governmental authorities, impairment of long-lived assets, loss on facilities divested prior to September 30, 2003 and depreciation and amortization. See “Regulation G Information” below.

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The following table reconciles Adjusted EBITDA with net (loss) income, which we believe is the most directly comparable measure under accounting principles generally accepted in the United States (“GAAP”):

	Predecessor Company			Reorganized Company

	Twelve Months	Three Months		Eight Months	Nine Months
	Ended	Ended	Four Months	Ended	Ended
	September 30,	December 31,	Ended April	December 31,	September 30,
	2001	2001	30, 2002	2002	2003

	(Dollars in thousands)
Net (loss) income	$(33,395)	$4,395	$1,433,955	$(58,314)	$7,153
Gain on sale of discontinued pharmacy operations, net of income taxes	—	—	(29,082)	—	(10,800)
Provision (benefit) for income taxes	(4,807)	—	—	1,010	(2,431)
Interest expense, net	(836)	871	1,863	21,681	24,686
Loss on settlement with government	33,410	—	—	—	—
Reorganization items	47,721	13,153	(1,394,309)	—	—
Impairment of long-lived assets	—	—	—	84,600	—
Loss on facilities divested prior to September 30, 2003(a)	31,868	4,342	23,125	6,489	1,762
Depreciation and amortization	49,399	11,046	11,733	23,152	27,897

Adjusted EBITDA(b)	$123,360	$33,807	$47,285	$78,618	$48,267

(a)	Represents operating loss before depreciation and amortization.

(b)	Adjusted EBITDA does not include any benefit for the 3.00% increase in the Medicare annual update factor or the 3.26% upward adjustment in the Medicare base rate correcting for previous forecast errors that became effective October 1, 2003. See “Management’s Discussion and Analysis of Financial Conditions and Results of Operations — Other Factors Affecting Liquidity and Capital Resources — Healthcare Regulatory Matters” at page 24 of our Form 10-Q for the quarter ended September 30, 2003.

(2)	Includes only skilled nursing facilities and assisted living facilities.

(3)	The three periods shown under Predecessor Company include the full benefit of the Medicare reimbursement cliff. For the eight months ended December 30, 2002, Medicare average rate per day includes five months of reimbursement prior to the expiration of the Medicare reimbursement cliff and three months of reimbursement after these increases expired. The nine month period ended September 30, 2003 does not include any benefit for the 3.00% increase in the Medicare annual update factor or the 3.26% upward adjustment in the Medicare base rate correcting for previous forecast errors that became effective October 1, 2003. See “Management’s Discussion and Analysis of Financial Conditions and Results of Operations — Other Factors Affecting Liquidity and Capital Resources — Healthcare Regulatory Matters” at page 24 of our Form 10-Q for the quarter ended September 30, 2003.

      The following pro forma summary financial and operating data gives effect, in the manner described below under “Unaudited Pro Forma Consolidated Financial Data” and the notes thereto, to (i) the sale of 19 skilled nursing facilities and the termination of operating and capital leases with respect to an additional ten skilled nursing facilities in Florida and Louisiana as described in Exhibit 99.1 hereto, and (ii) our adoption of fresh start reporting, in each case, as if these events occurred at the beginning of the period presented and in the case of balance sheet information as of the date of the balance sheet. The unaudited pro forma consolidated data do not purport to represent what our results of operations or financial information would have been if these transactions had occurred as of the dates indicated or what results will be for future periods.

      You should read the information contained in this table in conjunction with “Unaudited Pro Forma Consolidated Financial Data” elsewhere herein and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our consolidated financial statements and the accompanying notes thereto included in our most recent Form 10-K and Form 10-Q filings.

	Pro Forma

	Twelve Months	Nine Months	Twelve Months
	Ended	Ended	Ended
	December 31,	September 30,	September 30,
	2002	2003	2003

	(Dollars in thousands, except operating data)
Summary Financial Data
Adjusted EBITDA(1)	$114,603	$54,649	$75,163
Facility rental expense	37,370	26,924	36,440
Other rental expense	5,050	7,391	8,676
Maintenance capital expenditures	45,359	22,639	29,652
Other capital expenditures	13,788	27,906	36,757
Operating Data(2)
Facilities at end of period	264	264	264
Average licensed beds available	31,066	31,039	31,047
Average occupancy percentage	85.8%	85.7%	85.7%
Average daily census
Medicare	3,313	3,568	3,515
Medicaid	18,055	17,928	17,971
Private/other	5,300	5,102	5,130
Average rate per day
Medicare(3)	$310.75	$299.03	$297.66
Medicaid	109.26	112.08	111.85
Private/other	137.82	144.43	143.27

(1)	We define Adjusted EBITDA as net income (loss) less gain on sale of discontinued pharmacy operations, net of taxes, plus provision (benefit) for income taxes, net interest expense, reorganization items, loss on settlement with governmental authorities, impairment of long-lived assets, loss on facilities divested prior to September 30, 2003 and depreciation and amortization. See “Regulation G Information” below.

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The following table reconciles pro forma Adjusted EBITDA with pro forma net (loss) income, which we believe is the most comparable GAAP measure:

	Pro Forma

	Twelve Months	Nine Months	Twelve Months
	Ended	Ended	Ended
	December 31,	September 30,	September 30,
	2002	2003	2003

	(dollars in thousands)
Net (loss) income	$(11,369)	$13,151	$(52,166)
Gain on sale of discontinued pharmacy operations, net of income taxes	(29,082)	(10,800)	(10,800)
Provision for income taxes	4,590	1,568	—
Interest expense, net	19,782	22,849	31,590
Impairment of long-lived assets	69,890	—	69,890
Loss on facilities divested prior to September 30, 2003(a)	29,614	1,762	2,518
Depreciation and amortization	31,178	26,119	34,131

Pro forma Adjusted EBITDA(b)	$114,603	$54,649	$75,163

(a)	Represents operating loss before depreciation and amortization.

(b)	Adjusted EBITDA does not include any benefit for the 3.00% increase in the Medicare annual update factor or the 3.26% upward adjustment in the Medicare base rate correcting for previous forecast errors that became effective October 1, 2003. See “Management’s Discussion and Analysis of Financial Conditions and Results of Operations — Other Factors Affecting Liquidity and Capital Resources — Healthcare Regulatory Matters” at page 24 of our Form 10-Q for the quarter ended September 30, 2003.

(2)	Includes only skilled nursing facilities and assisted living facilities.

(3)	For the twelve months ended December 30, 2002, Medicare average rate per day includes nine months of reimbursement prior to the expiration of the Medicare reimbursement cliff and three months after these increases expired. The twelve month period ended September 30, 2003 does not include any benefit for the 3.00% increase in the Medicare annual update factor or the 3.26% upward adjustment in the Medicare base rate correcting for previous forecast errors that became effective October 1, 2003. See “Management’s Discussion and Analysis of Financial Conditions and Results of Operations — Other Factors Affecting Liquidity and Capital Resources — Healthcare Regulatory Matters” at page 24 of our Form 10-Q for the quarter ended September 30, 2003.

Regulation G Information

      This document includes Adjusted EBITDA and pro forma Adjusted EBITDA, which are “non-GAAP financial measures.” For purposes of SEC Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. In this regard, GAAP refers to general accepted accounting principles in the United States of America. We have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

      We define Adjusted EBITDA as net income (loss) less gain on sale of discontinued pharmacy operations, net of taxes, plus provision (benefit) for income taxes, net interest expense, reorganization items, loss on settlement with governmental authorities, impairment of long-lived assets, loss on facilities divested prior to September 30, 2003 and depreciation and amortization. We believe that excluding such items provides a useful supplemental performance measurement of our on-going operations and facilitates analysis of and comparability to prior periods. Because Adjusted EBITDA is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

      We believe that the presentation of Adjusted EBITDA and pro forma Adjusted EBITDA provide useful information to investors regarding our results of operations because they are useful for trending, analyzing and benchmarking the performance of our business. We use Adjusted EBITDA and pro forma Adjusted EBITDA as performance measures and to facilitate internal comparisons to our historical operating performance as well as comparisons to competitors’ historical operating performance.

      Although we use Adjusted EBITDA as a financial measure to assess the performance of our business, the use of Adjusted EBITDA is limited because it does not consider certain material costs necessary to operate our business. These costs include the cost to service our debt, the non-cash depreciation and amortization associated with our long-lived assets, the cost of our federal and state tax obligations, our share of the earnings or losses of our less than 100% owned operations and the operating results of our divested and discontinued businesses. Because Adjusted EBITDA does not consider these important elements of our cost structure, a user of our financial information who relies on Adjusted EBITDA as the only measure of our performance could draw an incomplete or misleading conclusion regarding our financial performance. Consequently, a user of our financial information should consider net income (loss) an important measure of our financial performance because it provides the most complete measure of our performance.

      Pro forma Adjusted EBITDA is presented to give effect to the completed divestitures of facilities in Florida and Louisiana described in Exhibit 99.1 hereto and our adoption of fresh start reporting (as described in “Financial Presentation”), in each case, as if each of these events occurred at the beginning of the period presented and in the case of balance sheet information as of the date of the balance sheet. Adjusted EBITDA and pro forma Adjusted EBITDA should be considered in addition to, not as a substitute for or superior to, GAAP financial measures or other indicators of financial performance.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

      We derived the unaudited pro forma consolidated financial data set forth below by the application of pro forma adjustments to our historical consolidated financial statements appearing in our prior form 10-K and 10-Q filings.

      The unaudited pro forma consolidated financial data gives effect to: (i) the sale of 19 skilled nursing facilities and the termination of operating and capital leases with respect to an additional ten skilled nursing facilities in Florida and Louisiana as described in Exhibit 99.1 hereto (referred to as the Subsequent Divestitures); and (ii) our adoption of fresh start reporting as if it occurred on January 1, 2002. The unaudited pro forma consolidated financial data do not purport to represent what our results of operations, balance sheet or financial information would have been if the Subsequent Divestitures and our adoption of fresh start reporting had occurred as of the dates indicated or what such results will be for any future periods.

      The unaudited pro forma consolidated balance sheet as of September 30, 2003 was prepared using our unaudited condensed consolidated balance sheet as of September 30, 2003 appearing in our Form 10-Q for the quarter ended September 30, 2003. The unaudited pro forma consolidated statement of operations for the twelve months ended December 31, 2002 was prepared by combining our consolidated statements of operations data for the four months ended April 30, 2002 and for the eight months ended December 31, 2002 included in our Form 10-K for the year ended December 31, 2002. The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2003 was prepared using our unaudited condensed consolidated statement of operations for the nine months ended September 30, 2003 appearing in our Form 10-Q for the quarter ended September 30, 2003. The unaudited pro forma consolidated statement of operations for the twelve months ended September 30, 2003 was prepared by adding our unaudited condensed consolidated statement of operations data for the nine months ended September 30, 2003 to our consolidated statement of operations data for the eight months ended December 31, 2002 and subtracting the unaudited condensed consolidated statement of operations data for the five months ended September 30, 2002.

      The unaudited pro forma consolidated financial statements appearing below should be read in conjunction with our consolidated financial statements and the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Form 10-K and Form 10-Q filings.

MARINER HEALTH CARE, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

	September 30, 2003

	Actual	Adjustments		Pro Forma

	(dollars in thousands)
Assets
Current assets
Cash and cash equivalents	$49,625	$(6,632	)(1)	$42,993
Receivables, net of allowance for doubtful accounts	267,105	936	(2)	268,041
Assets held for sale	49,787	(47,883	)(3)	1,904
Prepaid expenses and other current assets	37,119	(483	)(4)	36,636

Total current assets	403,636	(54,062)		349,574

Property and equipment, net of accumulated depreciation	548,779	(15,508	)(5)	533,271
Reorganization value in excess of amounts allocable to identifiable assets	195,117	(2,346	)(6)	192,771
Restricted investments	21,886	(1,013	)(7)	20,873
Other assets	33,585	13,087	(8)	46,672

	$1,203,003	$(59,842)		$1,143,161

Liabilities and Stockholders’ Equity
Current liabilities
Current maturities of long-term debt	$12,833	$(2,257	)(9)	$10,576
Accounts payable	41,136	—		41,136
Accrued compensation and benefits	85,621	(3,406	)(10)	82,215
Accrued insurance obligations	45,752	—		45,752
Other current liabilities	52,526	(2,048	)(10)	50,478

Total current liabilities	237,868	(7,711)		230,157

Long-term debt, net of current maturities	467,431	(96,035	)(9)	371,396
Long-term insurance reserves	197,975	—		197,975
Other liabilities	20,568	13,087	(11)	33,655
Minority interest	3,693	—		3,693

Total liabilities	927,535	(90,659)		836,876

Commitments and contingencies

Stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized; none issued or outstanding	—	—		—
Common stock, $.01 par value; 80,000,000 shares authorized; 20,000,000 shares issued and outstanding	200	—		200
Warrants to purchase common stock	935	—		935
Capital in excess of par value	358,977	—		358,977
Accumulated deficit	(84,895)	30,817	(12)	(54,078)
Accumulated other comprehensive income	251	—		251

Total stockholders’ equity	275,468	30,817		306,285

	$1,203,003	$(59,842)		$1,143,161

MARINER HEALTH CARE, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

	Twelve Months Ended December 31, 2002

	Actual	Adjustments		Pro Forma

	(dollars in thousands)
Net revenue	$1,785,094	$(212,151	)(13)	$1,572,943
Costs and expenses
Operating expenses	1,512,802	(183,001	)(13)	1,329,801
General and administrative	177,162	(17,850	)(13)	159,312
Depreciation and amortization	34,885	(3,707	)(13)	31,178
Impairment of long-lived assets	84,600	(14,710	)(13)	69,890

Total costs and expenses	1,809,449	(219,268)		1,590,181

Operating (loss) income	(24,355)	7,117		(17,238)
Other income (expenses)
Interest expense	(30,183)	3,762	(14)	(26,421)
Interest income	6,639	—		6,639
Reorganization items	1,394,309	(1,394,309	)(15)	—
Other	1,159	—		1,159

Income (loss) from continuing operations before income taxes	1,347,569	(1,383,430)		(35,861)
Provision for income taxes	1,010	3,580	(16)	4,590

Income (loss) from continuing operations	1,346,559	(1,387,010)		(40,451)
Discontinued operations
Gain on sale of discontinued pharmacy operations, net of income taxes	29,082	—		29,082

Net income (loss)	$1,375,641	$(1,387,010)		$(11,369)

MARINER HEALTH CARE, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

	Nine Months Ended September 30, 2003

	Actual	Adjustments		Pro Forma

	(dollars in thousands)
Net revenue	$1,321,306	$(160,446	)(12)	$1,160,860
Costs and expenses
Operating expenses	1,154,630	(152,251	)(12)	1,002,379
General and administrative	120,072	(14,577	)(12)	105,495
Depreciation and amortization	27,897	(1,778	)(12)	26,119

Total costs and expenses	1,302,599	(168,606)		1,133,993

Operating income	18,707	8,160		26,867
Other income (expenses)
Interest expense	(26,915)	1,837	(14)	(25,078)
Interest income	2,229	—		2,229
Other	(99)	—		(99)

(Loss) income from continuing operations before income taxes	(6,078)	9,997		3,919
(Benefit) provision for income taxes	(2,431)	3,999	(16)	1,568

(Loss) income from continuing operations	(3,647)	5,998		2,351
Discontinued operations
Gain on sale of discontinued pharmacy operations, net of income taxes	10,800	—		10,800

Net income	$7,153	$5,998		$13,151

MARINER HEALTH CARE, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

	Twelve Months Ended September 30, 2003

	Actual	Adjustments		Pro Forma

	(dollars in thousands)
Net revenue	$1,764,009	$(215,747	)(13)	$1,548,262
Costs and expenses
Operating expenses	1,522,733	(199,916	)(13)	1,322,817
General and administrative	171,980	(19,199	)(13)	152,781
Depreciation and amortization	36,698	(2,567	)(13)	34,131
Impairment of long-lived assets	84,600	(14,710	)(13)	69,890

Total costs and expenses	1,816,011	(236,392)		1,579,619

Operating (loss) income	(52,002)	20,645		(31,357)
Other income (expenses)
Interest expense	(38,637)	2,978	(14)	(35,659)
Interest income	4,069	—		4,069
Other	(19)	—		(19)

(Loss) income from continuing operations before income taxes	(86,589)	23,623		(62,966)
(Benefit) provision for income taxes	(10,784)	10,784	(16)	—

(Loss) income from continuing operations	(75,805)	12,839		(62,966)
Discontinued operations
Gain on sale of discontinued pharmacy operations, net of income taxes	10,800	—		10,800

Net (loss) income	$(65,005)	$12,839		$(52,166)

MARINER HEALTH CARE, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

(1)	Reflects the following:

To record the effect of the Subsequent Divestitures
Proceeds received, net of estimated costs to sell	$60,740
Repayment of mortgages, including accrued interest	(11,503)
Repayment of existing senior credit facility	(56,882)
Receipt of mortgage escrows	1,013

$(6,632)

(2)	Reflects payments of certain liabilities owed to the State of Florida as part of the Subsequent Divestitures.

(3)	Reflects the following assets assumed by the buyer related to the sale of skilled nursing facilities in Florida as part of the Subsequent Divestitures:

Inventories	$(496)
Property and equipment, net	(41,116)
Reorganization value allocated to the divested facilities	(6,271)

$(47,883)

(4)	Reflects the following:

Short-term advance to new operator	$1,200
Sale of other assets and write-off of prepaid expenses from the Subsequent Divestitures	(1,683)

$(483)

(5)	Reflects the write-off of net carrying value of property and equipment related to the termination of capital leases with respect to seven skilled nursing facilities located in Florida and the cessation of three skilled nursing facilities located in Louisiana, two of which were subject to leases which were not renewed.

(6)	Reflects the write-off of allocated reorganization value related to the termination of capital leases with respect to seven skilled nursing facilities located in Florida and the cessation of three skilled nursing facilities located in Louisiana.

  (7) Reflects the receipt of mortgage escrows related to the retirement of three mortgages.

(8)	Reflects the following:

Recording of note receivable from the sale of 18 skilled nursing facilities and termination of one lease in Florida	$13,087

MARINER HEALTH CARE, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(9)	Reflects the following:

	Current	Long-Term	Total

Repayment of mortgages related to the Subsequent Divestitures	$(160)	$(11,147)	$(11,307)
Repayment of existing senior credit facility related to the Subsequent Divestitures	—	(56,882)	(56,882)
Write-off of outstanding capital lease obligations related to the Subsequent Divestitures	(2,097)	(28,006)	(30,103)

	$(2,257)	$(96,035)	$(98,292)

(10)	Reflects the payment of accrued liabilities, primarily for compensated absences and prorated property taxes, assumed by the buyer as part of the Subsequent Divestitures.

(11)	Reflects the deferral of gain on sale of assets related to the Subsequent Divestitures in accordance with GAAP.

(12)	Reflects the following:

Net gain on Subsequent Divestitures	$714
Early extinguishment of capital lease obligations related to the Subsequent Divestitures	30,103

$30,817

(13)	Reflects the impact of the operating results of the skilled nursing facilities in Florida and Louisiana related to the Subsequent Divestitures, including the elimination of the impairment write-down of the reorganization value in excess of amounts allocable to identifiable assets and property and equipment allocated to the divested facilities.

(14)	Reflects the following:

	Twelve Months	Nine Months	Twelve Months
	Ended	Ended	Ended
	December 31, 2002	September 30, 2003	September 30, 2003

Reduction of interest expense related to repayment of mortgages and termination of capital leases	$(3,762)	$(1,837)	$(2,978)

(15)	Reflects the elimination of all transactions directly related to our reorganization since our chapter 11 filing recorded as reorganization items, consisting principally of gain on extinguishment of debt and fresh start valuation adjustments.

MARINER HEALTH CARE, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(16)	To record the pro forma provision (benefit) for income taxes based upon the pro forma annual estimated pretax income (loss) as follows:

	Twelve Months	Nine Months	Twelve Months
	Ended	Ended	Ended
	December 31, 2002	September 30, 2003	September 30, 2003

Income tax provision (benefit)
Pre-tax (loss) income	$(35,861)	$3,919	$(62,966)
Nondeductible impairment	47,337	—	47,337
Utilization of net operating loss	—	—	—

Adjusted taxable income (loss)	$11,476	$3,919	$(15,629)

Income tax expense at 40%	$4,590	$1,568	$—
Previously reported income tax expense (benefit)	1,010	(2,431)	(10,784)

Necessary adjustment to proforma income tax provision	$3,580	$3,999	$10,784

MARINER HEALTH CARE, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Cautionary Note Regarding Forward-Looking Statements

      Certain statements in this report may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933, or the Securities Act, Section 21E of the Securities Exchange Act of 1934, or the Exchange Act, the Private Securities Litigation Reform Act of 1995, or the PSLRA, or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Statements regarding the planned new credit facility and use of proceeds, as well as other statements contained in this report that are not historical facts may be forward-looking statements within the meaning of the PSLRA. Any such forward-looking statements reflect our beliefs and assumptions and are based on information currently available to us. Forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Mariner cautions investors that any forward-looking statements we make are not guarantees or indicative of future performance. For additional information regarding factors that may cause our results of operations to differ materially from those presented herein, please see “Risk Factors” contained in our annual report on Form 10-K for the fiscal year ended December 31, 2002 and Management’s Discussion and Analysis of Results of Operations and Financial Condition in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2003.

      You can identify forward-looking statements as those that are not historical in nature, particularly those that use terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “contemplate,” “estimate,” “believe,” “plan,” “project,” “predict,” “potential” or “continue,” or the negative of these, or similar terms. In evaluating these forward-looking statements, you should consider the following factors, as well as others contained in our public filings from time to time, which may cause our actual results to differ materially from any forward-looking statement:

•	potential changes in conditions in the capital markets and interest rates;

•	our existing and future indebtedness;

•	changes in Medicare, Medicaid and certain private payors’ reimbursement levels;

•	existing government regulations and changes in, or the failure to comply with, governmental regulations;

•	the ability to control costs and implement measures designed to enhance operating efficiencies;

•	legislative proposals for health care or tort reform;

•	competition;

•	the ability to attract and retain qualified personnel at a reasonable cost;

•	changes in current trends in the cost and volume of general and professional liability claims;

•	possible investigations or proceedings against us initiated by states or the federal government;

•	state regulation of the construction or expansion of health care providers;

•	litigation;

•	unavailability of adequate insurance coverage on reasonable terms; and

•	an increase in senior debt or reduction in cash flow upon our purchase or sale of assets.

      Any subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth or referred to above, as well as the risk factors contained in our Annual Report for the year ended December 31, 2002 on Form 10-K and Management’s Discussion and Analysis of Results of Operations and Financial Condition in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2003. Except as required by law, we disclaim any obligation to update such statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINER HEALTH CARE, INC.

By:	/s/ MICHAEL E. BOXER

Michael E. Boxer
Executive Vice President and
Chief Financial Officer

Date: December 2, 2003